                                                            EXECUTION VERSION


================================================================================


                                 AMENDMENT NO. 1



                                       to



                               SERVICING AGREEMENT



                                     Between



                           WASHINGTON MUTUAL BANK, FA

                                   (Servicer)


                                       and


                            LEHMAN BROTHERS BANK, FSB

                                     (Owner)



                          Dated as of December 1, 2001



================================================================================

                     Amendment No. 1 to Servicing Agreement

         This Amendment No. 1 to Servicing Agreement dated as of December 1, 2001 (the "Amendment") is by and between Lehman Brothers Bank, FSB, a savings bank organized under the laws of the United States, as owner (the "Owner"), and Washington Mutual Bank, FA, a savings association organized under the laws of the United States (the "Servicer"). Unless otherwise defined herein, capitalized terms shall have the meaning given to them in that certain Servicing Agreement by and between the Owner and the Servicer dated as of January 1, 2001 (the "Servicing Agreement").

                                    RECITALS

         WHEREAS, pursuant to the terms and conditions of the Servicing Agreement, the Servicer has agreed to service certain Mortgage Loans purchased by the Owner from time to time, on a flow basis, pursuant to that certain Mortgage Loan Purchase and Sale Agreement dated as of January 1, 2001 (the "Purchase Agreement") by and among the Owner, as purchaser, Washington Mutual Bank, FA, a savings association organized under the laws of the United States, Washington Mutual Bank fsb, a savings bank organized under the laws of the United States, and Washington Mutual Bank, a Washington state chartered stock savings bank, as sellers.

         WHEREAS, the Purchaser and the Sellers desire to amend the Servicing Agreement with respect to the Mortgage Loans serviced thereunder.

         NOW, THEREFORE, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. Amendment to Definition of "Due Period". The definition of "Due Period set forth in Article I of the Servicing Agreement is hereby amended and restated to read in its entirety as follows:

                  "Due Period: The period beginning on the second day of any month and ending on the first day of the immediately following month."

         2. Amendment to Section 2.12(g). Section 2.12(g) of the Servicing Agreement is hereby amended and restated to read in its entirety as follows:

                  "(g) The Owner hereby constitutes and appoints the Servicer as its true and lawful attorney-in-fact, with full power and authority to sign, execute, acknowledge, deliver, file for record and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the transactions contemplated by this Section 2.12, in each case as fully as the Owner might or could do. The Owner ratifies and confirms all that the Servicer, as such attorney-in-fact, shall lawfully do or cause to be done by authority hereof. In all instances where the Servicer acts on the Owner's behalf pursuant to this Section 2.12(g), the Servicer shall take such action in accordance with the Acceptable Servicing Procedures. Third parties without actual notice may rely upon the exercise of the power granted under this power of attorney, and may be satisfied that this power of attorney shall continue in full force and effect and has not been revoked unless this Agreement is terminated as provided herein. If requested by the Servicer, the Owner shall furnish the Servicer with any instrument or document necessary or appropriate to evidence or confirm the power of attorney granted in this Section 2.12(g), including one or more separate instruments or documents in recordable form for recordation in any jurisdiction in which any Mortgaged Property is located."

         3. Amendment to Section 5.1(b). Section 5.1(b) of the Servicing Agreement is hereby amended and restated to read in its entirety as follows:

                  "(b) With respect to any Mortgage Loan, in the event that the Owner records or causes to be recorded in the appropriate public recording office of the jurisdiction in which the related Mortgaged Property is located the related Assignment of Mortgage which designates the Owner, or any securitization trustee, as the holder of record of the Mortgage and the Owner or such securitization trustee, as applicable, in its capacity as the holder of record, receives written notice of any action with respect to the related Mortgage or the related Mortgaged Property, the Owner shall send (or shall cause such securitization trustee to send) a copy of such notice to the Servicer immediately in accordance with the provisions of Section 9.8. The Owner agrees that the Servicer shall have no liability to the Owner for the Owner's failure to comply with the provisions set forth in this paragraph."

         4. Amendment to Section 9.8. Section 9.8 of the Servicing Agreement is hereby amended and restated to read in its entirety as follows:

                  "All demands, notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (x) in the case of any notice of an Event of Default, if mailed by registered mail, postage prepaid and (y) in the case of any other demand, notice, consent, waiver or other communication, if personally delivered, mailed by registered mail, postage prepaid, delivered by air courier or sent by facsimile to:

                  in the case of the Servicer, at the address set forth below or such other address as may hereafter be furnished to the Owner in writing by the Servicer:

         Washington Mutual Bank, FA
         19850 Plummer St.
         N070205
         Chatsworth, CA  91311
         Attention:  Vice President, Investor Reporting
         Telephone:  (818) 775-2278
         Facsimile:  (818) 775-2819
                  in the case of the Owner, at the address set forth below, or such other address as may hereafter be furnished to the Servicer by the
         Owner:

         Lehman Brothers Bank, FSB
         3 World Financial Center, 8th Floor
         New York, NY 10285
         Attention:  Contract Finance
         Telephone:  (212) 526-5861
         Facsimile:  (212) 528-5128

         and in the case of any subsequent Owner, as set forth in written notice supplied to the Servicer by such subsequent Owner.

                  Notwithstanding the foregoing any demand, notice, consent, waiver or communication (other than those referred to in clause (x) above) may be given by any other means if the parties hereto agree to such alternative means in writing."

         5. Miscellaneous.

            (a) On and after the date of this Amendment, each reference in the Servicing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, shall mean and be a reference to the Servicing Agreement, as amended by this Amendment.

            (b) Except as specifically amended above, the Servicing Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

            (c) This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which taken together shall constitute one and the same original.

            (d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine of such state.

                            {Signature Page Follows}

IN WITNESS WHEREOF, this Amendment No. 1 to Servicing Agreement is agreed and accepted as of the day and year first above written.


                                  WASHINGTON MUTUAL BANK, FA



                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  LEHMAN BROTHERS BANK, FSB



                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                        --------------------------------------